UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 8, 2010

Claimsnet.com inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-14665	75-2649230
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

14860 Montfort Dr, Suite 250, Dallas, Texas		75254
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-458-1701

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On December 8, 2010, Claimsnet.com inc. ("Claimsnet") entered into Amendment Number 1 (the "Michel Convertible Amendment") to that certain Unsecured Convertible Promissory Note (the "Michel Convertible Note"), as the same may have been amended, entered into January 23, 2007 by and between Claimsnet and Thomas Michel ("Michel"), a related party. Pursuant to the Convertible Amendment, payments equal to the principal and accrued and unpaid interest on the Michel Convertible Note are now due on demand, with interest accruing at 1.75% per annum, effective as of December 1, 2010. All other terms of the Michel Convertible Note, as amended, remain in effect.

On December 8, 2010, Claimsnet entered into various amendments (the "Michel Amendments") to certain Unsecured Promissory Notes (each a "Michel Note", and collectively, the "Michel Notes"), as the same may have been amended, entered into from time to time by and between Claimsnet and Michel. Pursuant to the Michel Amendments, effective December 1, 2010, the interest rate on each Michel Note is 1.75% per annum. All other terms of the Michel Notes, as amended, remain in effect.

A description of the relationship between Claimsnet and Michel is provided in Claimsnet’s Annual Report on Form 10- K for the year ended December 31, 2009, in "Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters," which section is incorporated herein by reference for all purposes.

On December 8, 2010, Claimsnet entered into various amendments (the "NFC Amendments") to certain Unsecured Promissory Notes (each and "NFC Note", and collectively, the "NFC Notes"), as the same may have been amended, entered into from time to time by and between Claimsnet and National Financial Corporation, a related party ("NFC"). Pursuant to the NFC Amendments, effective December 1, 2010, the interest rate on each NFC Note is 1.75% per annum. All other terms of the NFC Notes, as amended,remain in effect.

A description of the relationship between Claimsnet and NFC is provided in Claimsnet’s Annual Report on Form 10- K for the year ended December 31, 2009, in "Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters," which section is incorporated herein by reference for all purposes.

On December 8, 2010, Claimsnet entered into Amendment Number 1 (the "Novinvest Amendment") to that certain Unsecured Promissory Note (the "Novinvest Note")by and between Claimsnet and Novinvest Associated S.A. ("Novinvest") dated September 9, 2010. Pursuant to the Noveinvest Amendment, effective December 1, 2010, the Novinvest Note accrues interest at 1.75% per annum. All other terms of the original agreement remain in effect.

Novinvest is a division of Elmira United Corporation. A description of the relationships between Claimsnet and Elmira United Corporation is provided in Claimsnet’s Annual Report on Form 10- K for the year ended December 31, 2009, in "Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters," which section is incorporated herein by reference for all purposes.

On December 8, 2010, Claimsnet entered into various amendments (the "Schellenberg Amendments") to certain Unsecured Promissory Notes (each a "Schellenberg Note," and collectively, the "Schellenberg Notes"), as they may have been amended, entered into from time to time, by and between Claimsnet and J. R. Schellenberg, a related party ("Schellenberg") . Pursuant to the Schellenberg Amendments, effective December 1, 2010, the interest rate on each Schellenberg Note is 1.75% per annum. All other terms of the Schellenberg Notes, as amended, remain in effect.

A description of the relationship between Claimsnet and Schellenberg is provided in Claimsnet’s Annual Report on Form 10- K for the year ended December 31, 2009, in "Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters," which section is incorporated herein by reference for all purposes.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1. Amendment Number 1 to the Convertible Promissory Note By and Between Claimsnet.com inc. and Thomas Michel, dated January 23, 2007

Exhibit 10.2. Amendment Number 2 to the Unsecured Promissory Note By and Between Claimsnet.com inc. and Thomas Michel, dated September 16, 2008

Exhibit 10.3. Amendment Number 2 to the Unsecured Promissory Note By and Between Claimsnet.com inc. and Thomas Michel, dated September 29, 2008

Exhibit 10.4. Amendment Number 1 to the Unsecured Promissory Note By and Between Claimsnet.com inc. and Thomas Michel, dated October 13, 2009

Exhibit 10.5. Amendment Number 1 to the Unsecured Promissory Note By and Between Claimsnet.com inc. and Thomas Michel, dated February 16, 2010

Exhibit 10.6. Amendment Number 2 to the Unsecured Promissory Note By and Between Claimsnet.com inc. and National Financial Corporation, dated November 16, 2006

Exhibit 10.7. Amendment Number 3 to the Unsecured Promissory Note By and Between Claimsnet.com inc. and National Financial Corporation, dated December 13, 2007

Exhibit 10.8. Amendment Number 2 to the Unsecured Promissory Note By and Between Claimsnet.com inc. and National Financial Corporation, dated August 20, 2008

Exhibit 10.9. Amendment Number 2 to the Unsecured Promissory Note By and Between Claimsnet.com inc. and National Financial Corporation, dated October 28, 2008

Exhibit 10.10. Amendment Number 2 to the Unsecured Promissory Note By and Between Claimsnet.com inc. and National Financial Corporation, dated November 26, 2008

Exhibit 10.11 Amendment Number 2 to the Unsecured Promissory Note By and Between Claimsnet.com inc. and National Financial Corporation, dated January 6, 2009

Exhibit 10.12. Amendment Number 1 to the Unsecured Promissory Note By and Between Claimsnet.com inc. and National Financial Corporation, dated February 4, 2009

Exhibit 10.13. Amendment Number 1 to the Unsecured Promissory Note By and Between Claimsnet.com inc. and National Financial Corporation, dated April 15, 2009

Exhibit 10.14. Amendment Number 1 to the Unsecured Promissory Note By and Between Claimsnet.com inc. and National Financial Corporation, dated May 11, 2009

Exhibit 10.15. Amendment Number 1 to the Unsecured Promissory Note By and Between Claimsnet.com inc. and National Financial Corporation, dated July 28, 2009

Exhibit 10.16. Amendment Number 1 to the Unsecured Promissory Note By and Between Claimsnet.com inc. and National Financial Corporation, dated March 18, 2010

Exhibit 10.17. Amendment Number 1 to the Unsecured Promissory Note By and Between Claimsnet.com inc. and Novinvest Associated S.A., dated September 9, 2010

Exhibit 10.18. Amendment Number 2 to the Unsecured Promissory Note By and Between Claimsnet.com inc. and J. R. Schellenberg, dated June 6, 2002

Exhibit 10.19. Amendment Number 2 to the Unsecured Promissory Note By and Between Claimsnet.com inc. and J. R. Schellenberg, dated August 1, 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Claimsnet.com inc.

December 13, 2010	By:	Laura Bray

Name: Laura Bray
Title: CFO

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Exhibit Index

Exhibit No.	Description

10.1	AMENDMENT NUMBER 1 Michel#1
10.2	AMENDMENT NUMBER 2 Michel#2
10.3	AMENDMENT NUMBER 2 Michel#3
10.4	AMENDMENT NUMBER 1 Michel#4
10.5	AMENDMENT NUMBER 1 Michel#5
10.6	AMENDMENT NUMBER 2 NFC#1
10.7	AMENDMENT NUMBER 3 NFC#2
10.8	AMENDMENT NUMBER 2 NFC#3
10.9	AMENDMENT NUMBER 2 NFC#4
10.10	AMENDMENT NUMBER 2 NFC#5
10.11	AMENDMENT NUMBER 2 NFC#6
10.12	AMENDMENT NUMBER 1 NFC#7
10.13	AMENDMENT NUMBER 1 NFC#8
10.14	AMENDMENT NUMBER 1 NFC#9
10.15	AMENDMENT NUMBER 1 NFC#10
10.16	AMENDMENT NUMBER 1 NFC#11
10.17	AMENDMENT NUMBER 1 Novinvest#1
10.18	AMENDMENT NUMBER 2 Schellenberg#1
10.19	AMENDMENT NUMBER 2 Schellenberg#2